UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2019

IES Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-13783	76-0542208
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5433 Westheimer Road, Suite 500,

Houston, Texas 77056

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (713) 860-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-Commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 6, 2019, the Human Resources and Compensation Committee (the “Committee”) of IES Holdings, Inc. (“IES” or the “Company”) awarded certain officers, including each of its named executive officers, and key employees (the “Participants”) performance-based and time-based phantom stock units (the “Phantom Units”) pursuant to the terms and conditions of the Company’s Amended and Restated 2006 Equity Incentive Plan dated as of February 9, 2016 (the “Plan”). Each Phantom Unit represents a contractual right in respect of one share of the Company’s common stock.

The vesting of seventy-five percent (75%) of the Phantom Units (the “Cumulative Income Units”) is subject to the achievement of specified levels of Cumulative Income for the three applicable performance periods. “Cumulative Income” means cumulative Comprehensive Income Attributable to the Company before provision for income taxes and excluding employee stock compensation expense. Cumulative Income is calculated from the Company’s annual financial statements for each of fiscal years 2019, 2020 and 2021 and is adjusted to exclude the effect of certain extraordinary and other items. There are three performance periods, (i) the 2019 fiscal year, (ii) the 2019 and 2020 fiscal years, and (iii) the 2019 – 2021 fiscal years, which correspond to the vesting of twenty-five percent (25%), twenty-five percent (25%) and fifty percent (50%) of the Cumulative Income Units, respectively. The vesting dates for each of the three performance periods are mid-December 2019, December 2020, and December 2021, respectively (the “Scheduled Vesting Dates”). Between zero percent (0%) and one-hundred twenty percent (120%) of each Participant’s target number of Cumulative Income Units may vest for each performance period based on the achievement of Cumulative Income during that period against pre-determined levels. Except as otherwise provided below, to vest in the Cumulative Income Units, the recipient must also remain continuously employed through the Scheduled Vesting Date.

The remaining twenty-five percent (25%) of the Phantom Units are subject to a time-based vesting schedule (the “Time-Based Units”), with the vesting of twenty-five percent (25%), twenty-five percent (25%) and fifty percent (50%) of the Time-Based Units scheduled to vest on the three Scheduled Vesting Dates, respectively. Except as otherwise provided below, to vest in the Time-Based Units, the recipient must also remain continuously employed through the Scheduled Vesting Date.

If a Participant’s employment terminates prior to the Scheduled Vesting Date due to the Participant’s death or disability, a termination by the Company without cause or by the Participant for good reason, the Participant will be deemed to have vested in a pro-rated portion of the Phantom Units. For each applicable vesting tranche, the number of pro-rated Time-Based Units that vest will be determined by multiplying the total number of Time-Based Units allocable to that tranche by a fraction, the numerator of which is the Participant’s service from October 1, 2018 through and including the date of termination, and the denominator of which is the period of service that would have been completed from October 1, 2018 to September 30, 2019, September 30, 2020 and September 30, 2021, for each of the three tranches, respectively. The number of pro-rated Cumulative Income Units that vest will be determined by multiplying the total number of the number of Cumulative Income Units that would have vested on the Scheduled Vesting Date immediately following the Participant’s termination of service based on actual performance, multiplied by a fraction, the numerator of which is the number of days of Participants in the fiscal year of termination, and the denominator of which is total number of days in the fiscal year of the termination. If a Participant’s employment is terminated following the completion of a performance period, but prior to settlement of the Cumulative Income Units, the Participant will receive all earned Cumulative Income Units with no pro-ration.

Special vesting provisions will apply in the event there is a change in control of the Company (as defined in the Plan) prior to the Scheduled Vesting Date. If, following the occurrence of a change in control, the Phantom Units relate to a class of stock that is publicly traded on an established U.S. securities market (a “Publicly Traded Stock”), the performance conditions with respect to the Cumulative Income Units shall be deemed met at maximum levels, and such Cumulative Income Units will be subject only to the continued employment conditions described above. However, in such circumstance, the Phantom Units will also become fully vested if the Participant’s employment is terminated following the change in control (i) by the Company other than for cause or (ii) by the Participant for good reason. If the Phantom Units will not relate to a Publicly Traded Stock following the occurrence of a change in control, each Phantom Unit will vest in full, with performance deemed met at maximum levels, upon the occurrence of the change in control.

Payment of any vested Phantom Units will generally be made within 30 days following the Scheduled Vesting Date. Phantom Units will be settled in shares of common stock unless, following the occurrence of a change in control, the Committee determines in its discretion to settle the Phantom Units in cash based on the fair market value of the stock underlying the Phantom Units at the date they become vested.

The number of Phantom Units granted to each named executive officer is set forth below:

	Target Number of Cumulative Income Units	Number of Time-Based Units
Robert W. Lewey	52,083	17,361
Tracy A. McLauchlin	31,250	10,417
Gail D. Makode	18,750	6,250

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On February 6, 2019, IES held its 2019 Annual Stockholders Meeting (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders (1) elected all of the Company’s nominees for director, (2) ratified the appointment of Ernst & Young LLP as the Company’s certified public accountants for the fiscal year ending September 30, 2019, and (3) approved, by advisory vote, the compensation of the Company’s named executive officers, as described in the proxy statement for the Annual Meeting.

(1)

Proposal One: Election of Directors to serve until the 2020 Annual Stockholders Meeting and until their successors are duly elected and qualified (or until their earlier death, resignation or removal). Each director was elected as follows:

	NAME	FOR	WITHHELD	BROKER NON-VOTE
01-	Todd M. Cleveland	17,179,142	226,262	3,078,515
02-	Joseph L. Dowling III	17,366,661	38,743	3,078,515
03-	David B. Gendell	17,339,336	66,068	3,078,515
04-	Jeffrey L. Gendell	17,298,412	106,992	3,078,515
05-	Joe D. Koshkin	17,168,217	237,187	3,078,515
06-	Robert W. Lewey	17,359,264	46,140	3,078,515
07-	Donald L. Luke	16,858,842	546,562	3,078,515

(2)	Proposal Two: Ratification of the appointment of Ernst & Young LLP as the Company’s certified public accountants for the Company for fiscal year 2019 was approved as follows:

20,444,436	39,454	29	0
FOR	AGAINST	ABSTAIN	NON-VOTE

(3)	Proposal Three: Approval, by advisory vote, of the compensation of the Company’s named executive officers, as described in the proxy statement for the Annual Meeting:

17,383,683	20,636	1,085	3,078,515
FOR	AGAINST	ABSTAIN	NON-VOTE

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IES HOLDINGS, INC.

Date: February 8, 2019	/s/ Gail D. Makode
Gail D. Makode Senior Vice President and General Counsel